UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2020

CNL HEALTHCARE PROPERTIES II, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55777	47-4524619
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 South Orange Avenue, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 650-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Sale of Summer Vista and Riverview Properties

On January 24, 2020, CHP II Riverview FL Owner, LLC, a Delaware limited liability company, CHP II Riverview FL Tenant, LLC, a Delaware limited liability company, CHP II Summer Vista FL Owner, LLC, a Delaware limited liability company and CHP II Summer Vista FL Tenant, LLC, a Delaware limited liability company (collectively, the “Sellers”), each an operating subsidiary of CNL Healthcare Properties II, Inc. (the “Company”), entered into a Purchase and Sale Agreement and Joint Escrow Instructions (the “Purchase and Sale Agreement”) with WP Crossings SR-FL Owner, LLC and WP SummerVista SR-FL Owner, LLC, each a Delaware limited liability company and affiliate of Waypoint Residential, LLC (collectively the “Buyer”), for the sale of the Company’s two remaining senior assisted living facility properties (the “Properties”) for approximately $48,850,000 in cash, subject to certain pro-rations and other adjustments as described in the Purchase and Sale Agreement (the “Purchase Price”). The Company’s board of directors (the “Board”) has unanimously approved the Company entering into the Purchase and Sale Agreement.

In connection with the Purchase and Sale Agreement, the Buyer shall deposit $500,000 in cash into escrow as a deposit (the “Deposit”), to be held in escrow until the consummation of the transactions contemplated by the Purchase and Sale Agreement or until the termination thereof and to be applied against the Purchase Price or delivered to the parties, respectively, as provided in the Purchase and Sale Agreement. The Purchase and Sale Agreement provides that the Purchaser had until January 24, 2020 to undertake an inspection of the Properties (the “Inspection Period”). In the event the Purchase and Sale Agreement is terminated due to a default by the Buyer, the Sellers shall be entitled to retain the Deposit. In the event that the Purchase and Sale Agreement is terminated due to (i) the failure of the Sellers to cure any of the Buyer’s objections to a title survey on each property within three business days, (ii) the termination of the Purchase and Sale Agreement by the Buyer for failing to meet their conditions precedent, (iii) major damage to a property, (iv) the condemnation of a property by a governmental authority or (v) a default by the Sellers, the Buyer shall be entitled to a return of the Deposit and reimbursement of actual expenses in an amount not to exceed $350,000.

The Purchase and Sale Agreement contains customary representations and warranties of the Company and the Buyer, as well as customary covenants of the Company and the Buyer. An indemnification of the representations and warranties of the Company will survive closing for a period of six months and will be guaranteed by CNL Holdings, LLC, an affiliate of the Company’s sponsor. Additionally, the closing of the sale of the Properties is subject to the satisfaction or waiver of customary closing conditions set forth in the Purchase and Sale Agreement. The parties anticipate that the closing of the sale of the Properties will occur in February 2020, although there can be no assurance that the closing conditions will be satisfied or that the sale of the Properties will be consummated.

The foregoing description of the Purchase and Sale Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement that will be filed with the Securities and Exchange Commission (“SEC”) as an exhibit to the Company’s next periodic report.

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Exchange Act. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, the satisfaction or waiver of other conditions in the Purchase and Sale Agreement; the risk that the Sale or the other transactions contemplated by the Purchase and Sale Agreement may not be completed in the time frame expected by the parties or at all; the ability of the Company to implement its operating strategy; changes in economic cycles; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; failure to maintain the Company’s REIT qualification; and the Company’s inability to protect its intellectual property and the value of its brand.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the SEC, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlhealthcarepropertiesii.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNL Healthcare Properties II, Inc.

January 28, 2020	By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte
Chief Financial Officer, Treasurer and Senior Vice President